Prospectus Supplement	January 30, 2017

Putnam High Yield Trust
Prospectus dated December 30, 2016

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam High Yield Trust (“High Yield Trust”) into Putnam High Yield Advantage Fund (“High Yield Advantage Fund”). Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interest of High Yield Trust and its shareholders. High Yield Trust and High Yield Advantage Fund have the same investment goals and pursue substantially similar investment strategies. A full description of High Yield Advantage Fund and the terms of the merger will be contained in a Form N-14 prospectus, which is expected to be mailed to shareholders in mid-March, 2017. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is expected to occur on or about May 8, 2017.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of High Yield Trust will be transferred to High Yield Advantage Fund in return for shares of High Yield Advantage Fund (the “Merger Shares”) with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of High Yield Trust in exchange for their fund shares, in complete liquidation of High Yield Trust. Shareholders will receive Merger Shares of the same class as the High Yield Trust shares they held. The merger is expected to be tax free for federal income tax purposes.

High Yield Trust will be closed to new accounts on or about March 6, 2017. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of High Yield Advantage Fund, nor is it a solicitation of any proxy. For more information regarding High Yield Advantage Fund, or to receive a free copy of a Form N-14 prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The Form N-14 prospectus will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the Form N-14 prospectus carefully before making any investment decisions.

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